                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 22, 1997
                                                   ---------------



                         UNITED PARK CITY MINES COMPANY
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            (Exact name of registrant as specified in its charter)



           Delaware                         1-3753                 87-0219807
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(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)



              P. O. Box 1450, Park City, Utah                        84060
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          (Address of principal executive offices)                 (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (801) 649-8011
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        (Former name or former address, if changed since last report.)

United Park City Mines Company
Form 8-K
September 16, 1997
Page 2



ITEM 5. OTHER EVENTS
--------------------

On July 16, 1997, the Registrant filed with the Securities and Exchange Commission (the "Commission") a Form 8-K in which it reported that it had received (on July 8, 1997) a copy of a statement on Schedule 13D which had previously been filed with the Commission with respect to the acquisition by certain persons (the "Reporting Persons") of a total of 190,200 shares of the Capital Stack, par value $0.01 per share ("Capital Stock") of the Registrant. Such purchase amounted to the acquisition of 7.0% of the outstanding Capital Stock of the Registrant at times and prices set forth in such Schedule 13D. In such Schedule 13D, the Reporting Persons stated that the purpose of such acquisition was for investment. The Reporting Persons who jointly filed such statement on Schedule 13D were the following:

            1. Labrador Partners, L.P., with respect to 166,000 shares of Capital Stock (6.1%) beneficially owned by it;

            2. Farley Capital, L.P., with respect to 24,200 shares of Capital Stock (0.9%) beneficially owned by it; and

            3. Stephen L. Farley, with respect to the 190,200 shares of Capital Stock (7.0%) beneficially owned by Labrador Partners, L.P., and Farley Capital, L.P.

On August 25, 1997, the Registrant received a copy of Amendment No. 1 to the statement on Schedule 13D which had previously been filed with the Commission. Such Amendment No. 1 related to additional shares of the Capital Stock of the Registrant which had been acquired by the Reporting Persons from July 7, 1997 through August 20, 1997. In such Amendment No. 1, the Reporting Persons stated that the purpose of such acquisition of such additional shares was also for investment. Such Amendment No. 1 to the statement on Schedule 13D reported that the aggregate numbers and percentages of shares of Capital Stock beneficially owned by the Reporting Persons as of August 20, 1997 were as follows:

            1.  Labrador Partners, L.P. -- 196,300 (7.3%)

            2.  Farley Capital, L.P. -- 28,500 (1.1%)

            3. Stephen L. Farley -- 224,800 (8.3%), which relates to the shares beneficially owned by Labrador Partners, L.P. and Farley Capital, L.P.

Reference is hereby made to the entire statement on Schedule 13D (including Schedules and Exhibits thereto) and to Amendment No. 1 to Schedule 13D (including the Schedules and Exhibits thereto), filed with the Commission, for a more complete description of the Reporting Persons and the amounts and prices at which such Reporting Persons acquired the shares of Capital Stock beneficially acquired by them. Reference is also made to the Form 8-K report filed by the Registrant on July 16, 1997. Such documents are hereby incorporated herein by reference.

United Park City Mines Company
Form 8-K
September 16, 1997
Page 3



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNITED PARK CITY MINES COMPANY
                               ---------------------------------------------
                                                (Registrant)


Date: September 16, 1997                   /s/  Edwin L. Osika, Jr.
      ------------------       ---------------------------------------------
                               Edwin L. Osika, Jr., Executive Vice President
                                      (Chief Financial Officer and Duly
                                            Authorized Officer)